UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

Viatris Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Mylan Boulevard, Canonsburg, Pennsylvania, 15317
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 4, 2024, Viatris Inc. (the “Company”) issued a press release (the “Tender Offer Press Release”) announcing that it and its subsidiaries Mylan Inc. (“Mylan”) and Utah Acquisition Sub Inc. (“Utah Acquisition”) have commenced offers to purchase for cash (the “Tender Offers”) (i) any and all of the outstanding 1.650% Senior Notes due 2025 issued by the Company (the “Viatris Notes”), (ii) any and all of the outstanding 2.125% Senior Notes due 2025 issued by Mylan (the “Mylan Notes”) and (iii) up to $450,000,000 aggregate principal amount of the outstanding 3.950% Senior Notes due 2026 issued by Utah Acquisition (the “Utah Acquisition Notes”). The Tender Offers are subject to the terms and conditions set forth in the Offer to Purchase dated September 4, 2024. To the extent that less than all of the outstanding Viatris Notes and Mylan Notes are tendered and accepted for purchase in the Tender Offers, the Company and Mylan, respectively and as applicable, currently intend to (but are not obligated to) cause the applicable indenture corresponding to the Viatris Notes to be satisfied and discharged in accordance with the terms thereof and solely with respect to the Viatris Notes and redeem any remaining Mylan Notes in accordance with the terms of the applicable indenture corresponding to the Mylan Notes.

A copy of the Tender Offer Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

99.1	Press release dated September 4, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATRIS INC.

Date: September 4, 2024	by:	/s/ Theodora Mistras
		Name:	Theodora Mistras
		Title:	Chief Financial Officer